Exhibit 99.2

Baird Industrials Conference November 8, 2017

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Examples of forward-looking statements include those related to net sales, gross profit, gross margins, capital expenditures and market share growth, as well as non-GAAP financial measures such as Adjusted EBITDA, the ratio of debt-to-Adjusted EBITDA, adjusted net income and base business sales, including any management expectations or outlook for fiscal 2018 and beyond. In addition, statements regarding potential acquisitions and future greenfield locations are forward-looking statements, as well as statements regarding the markets in which the Company operates and the potential for growth in the commercial, residential and repair and remodeling, or R&R, markets. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, margin, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of November 7, 2017. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to November 7, 2017. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance #1 North American specialty distributor of interior construction products (1) – More than 210 branches across 42 states – 14.5% market share in wallboard – 17.7% market share in ceilings Other 23% Residential ~40% Steel Framing 16% Balanced mix of commercial new construction, commercial R&R, residential new construction and residential R&R Ceilings 15% Critical link between suppliers and highly fragmented customer base Wallboard 46% Commercial ~60% National scale drives purchasing advantages over peers while local expertise enhances service capabilities ($ in millions, April FYE) ($ in millions, April FYE) $2,412 One-stop-shop for the interior contractor with broad product offering of 20,000+ SKUs $2,319 $199 $198 $10 Since June 2016 IPO, GMS has continued to execute on its strategy – Increased market share in wallboard by ~140 bps – Executed 9 acquisitions and opened 5 new greenfields – Increased LTM Q1 18 net sales by 29.8% and Adj. EBITDA by 41.1% compared to FY16 – Expanded Adj. EBITDA margins by 70 bps compared to FY16 $1,162 $991 360bps FY-12 FY-13 FY-14 FY-15 FY-16 FY-17 LTM Q118 FY-12 FY-13 FY-14 FY-15 FY-16 FY-17 LTM Q1 18 480bps Net Sales Gross Margin (1) (2) (3) Based on sales of wallboard and ceilings. Wallboard share based on LTM 9/30/17 volume. Ceilings share based on LTM 9/30/17 sales. Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition. Breakdown based on FY2017 Net Sales. FY2015, FY2016, FY2017 and 1Q18 LTM Adj. EBITDA includes approximately $8.1 million, $12.1 million, $10.0 million and $3.6 million, respectively, from entities acquired in FY2015, FY2016, FY2017 and 1Q18 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5.25-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. 3 + % Margin (3) 3.3%5.0%6.4%6.7%7.4% 8.1% 8.1% CAGR: 41.1% (3) $150 $4 $195 $188 $114 $12 $138 $87 $8 $106 $57 $32 32.6% $1,858 32.7% + $1,570 31.9% $1,353 30.5% 29.7% 29.0% 29.0% Net Sales (2) Adjusted EBITDA (3) Net Sales Breakdown (LTM FY18 Q1) (2) GMS Overview

Market Leader with Scale Advantages Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution GMS Wallboard Market Share 14.5% 14.3% 13.1% 9.9% 9.4% 8.8% 8.6% (1) (2) (3) (4) CY2010 CY2011 CY2012 CY2013 CY2014 CY2015 CY2016 LTM Q3 CY2017 (1) Includes the wallboard volume from entities acquired in calendar 2014 assuming that the entities were acquired on January 1, 2014. Includes the wallboard volume from entities acquired in calendar 2015 assuming that the entities were acquired on January 1, 2015. Includes the wallboard volume from entities acquired in calendar 2016 assuming that the entities were acquired on January 1, 2016. Includes the wallboard volume from entities acquired in FY2017 and FY2018 assuming that the entities were acquired on July 1, 2016. (2) (3) (4) 4 11.1% ’10–’17 Q3 share gain: ~590 bps National Scale Combined With Local Expertise

Significant Opportunity to Further Expand the Platform GMS has a demonstrated history of successful expansion through greenfields and acquisitions GMS has limited or no presence in just under 40% of the top 100 MSAs in the U.S. Significant opportunity for share gains in new and existing markets over time Canada WA ME MT ND VT MN OR ID NH MA WI NY SD MI RI CT WY NJ PA IA NE NV OH DE DC MD UT IN IL WV CA KS VA CO KY MO NC TN AZ OK SC AR NM MS GA AL TX LA AK FL HI (1) GMS currently has limited or no branches in the areas identified as an MSA with limited or no GMS presence. There can be no assurance that GMS will be able to expand into any of these areas. Additionally, in the event GMS takes measures to expand into these areas, there can be no assurance that GMS will be successful, and any such expansion will be subject to several risks including those discussed under the heading “Risk Factors” in the Registration Statement that the Company has filed with the SEC for the offering to which this presentation relates. 5 Current GMS Branch MSA with limited or no GMS Presence(1) GMS Headquarters GMS has a significant opportunity to expand its geographic footprint in under-served and under-penetrated markets through greenfields and acquisitions

Attractive Capital Structure Leverage of 2.9x Net Debt / LTM Pro Forma Adj. EBITDA as of 7/31/17, down from 3.4x Net Debt / LTM Pro Forma Adj. EBITDA as of 7/31/16 Substantial liquidity, with $20 million of cash and an additional $320 million undrawn on the ABL facility, as of 7/31/17 Moody’s and Standard & Poor’s current rating of B1/B+ (Moody’s upgraded GMS to B1 in July) In Q1 2018, expanded First Lien Term Loan by another $100 million, extended maturity to 2023, reduced the rate by 50 bps and used the net proceeds to pay down ABL facility ($ mm) 4/30/15 FYE 4/30/16 FYE 4/30/17 FYE 7/31/17 LTM 4.9x Cash and cash equivalents $12 $19 $15 $20 Asset-Based Revolver First Lien Term Loan Second Lien Term Loan Capital Lease and Other 17 386 160 10 102 382 160 14 103 478 - 14 13 576 - 13 4/30/15 4/30/16 4/30/17 LTM 7/31/17 (1) Includes unamortized discount and deferred financing costs. Numbers may not add up due to rounding. (2) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company’s debt agreements, including in connection with the Company’s ability to incur additional indebtedness. FY2016, FY2017 and FY18 Q1 LTM PF Adj. EBITDA includes approximately $12.1 million, $9.5 million and $3.6 million, respectively, from entities acquired in FY2016, FY2017 and FY18 Q1 LTM, respectively, for the period prior to their respective dates of acquisition.. For a reconciliation of PF Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 6 PF Adj. EBITDA (1)$114$150$198$199 Total Debt / PF Adj. EBITDA5.0x4.4x3.0x3.0x Net Debt / PF Adj. EBITDA4.9x4.3x2.9x2.9x Total Debt$573$658$595$603 4.3x 2.9x2.9x Net Debt / PF Adjusted EBITDA Leverage Summary Commentary

Appendix 5 :4 2 / 4 1 0 /2 /6 2/ tn e m D oc u d ve

Summary Quarterly Financials Note: Fiscal year end April 30. 8 (In millions, except per share data) 1Q17 2Q17 3Q17 4Q17 (Unaudited) Wallboard Volume (MSF) 818 891 842 906 Wallboard Price ($ / '000 Sq. Ft.) $ 307 $ 303 $ 303 $ 311 Wallboard $ 251 $ 270 $ 255 $ 282 Ceilings 86 85 82 87 Steel framing 84 96 94 100 Other products 128 140 132 145 Net sales 550 592 563 615 Cost of sales 371 399 377 414 Gross profit 179 193 186 201 Gross margin 32.5% 32.6% 33.0% 32.7% Operating expenses: Selling, general and administrative expenses 135 150 147 153 Depreciation and amortization 16 17 18 18 Total operating expenses 151 167 166 171 Operating income (loss) 28 26 20 30 Other (expense) income: Interest expense (8) (7) (7) (7) Write-off of discount and deferred financing costs (5) (1) (0) - Other income, net 1 0 1 2 Total other (expense), net (12) (8) (7) (6) Income (loss) from continuing operations, before tax 15 18 14 25 Income tax expense (benefit) 6 1 5 10 Net income (loss) $ 9 $ 17 $ 8 $ 14 Weighted average shares outstanding: Basic 38,201 40,943 40,943 40,956 Diluted 38,602 41,320 41,578 41,759 Net income (loss) per share: Basic $ 0.24 $ 0.42 $ 0.20 $ 0.35 Diluted $ 0.24 $ 0.42 $ 0.20 $ 0.34 FY17 1Q18 914 $ 311 $ 285 100 105 153 642 437 205 31.9% 156 16 172 33 (8) (0) 0 (7) 25 10 15 40,971 42,172 $ 0.37 $ 0.36 3,458 $ 306 $ 1,058 341 374 546 2,319 1,561 759 32.7% 585 69 654 104 (29) (7) 4 (33) 72 23 $ 49 40,260 41,070 $ 1.21 $ 1.19

Quarterly Net Sales ($ in millions) (Unaudited) Base Business (1) (2) Acquisitions (2) Total Net Sales Business Days (3) Net Sales by Business Day Base Business Branches (4) (5) Acquired Branches (5) Total Branches Note: Fiscal year end April 30. (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. (2) FY17 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY18 vs. FY17 comparative period. (3) Total business days for FY18 are 254. (4) Includes greenfields, which we consider extensions of “base business.” (5) FY17 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions 9 FY18 Business Days 1Q1864 days (+1) 2Q1865 days 3Q1862 days 4Q18 63 days FY18254 days (+1) 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 $ 544 $ 561 $ 511 $ 558 6 31 52 57 $ 2,173 146 $ 586 56 $ 550 $ 592 $ 563 $ 615 63 65 62 63 $ 8.7 $ 9.1 $ 9.1 $ 9.8 185 188 188 189 5 15 16 16 $ 2,319 253 $ 9.2 189 16 $ 642 64 $ 10.0 190 16 190 203 204 205 205 206

Quarterly Net Income to Adjusted EBITDA Commentary A. Represents non-cash compensation expenses related to stock appreciation rights agreements B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests C. Represents non-cash equity-based compensation expense related to the issuance of stock options D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility E. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May G. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. Mark-to-market adjustments for certain financial instruments I. Represents costs paid to third party advisors related to the secondary public offerings of our common stock J. Represents costs paid to third party advisors related to debt refinancing activities. 10 Adjusted EBITDA Reconciliation ( $ in 000s) (Unaudited) Net Income (Loss) Add: Interest Expense Add: Write off of debt discount and deferred financing fees Less: Interest Income Add: Income Tax Expense Add: Depreciation Expense Add: Amortization Expense EBITDA Adjustments Stock appreciation rights expense (benefit) (A) Redeemable noncontrolling interests (B) Equity-based compensation (C) Severance and other permitted costs (D) Transaction costs (acquisition and other) (E) Loss (gain) on disposal of assets AEA management fee (F) Effects of fair value adjustments to inventory (G) Interest rate swap / cap mark-to-market (H) Secondary Public Offering (I) Debt Related Costs (J) Total Add-Backs Adjusted EBITDA 1Q17 2Q17 3Q17 4Q17 $ 9,163 $ 17,224 $ 8,227 $ 14,272 7,577 7,154 7,431 7,198 5,426 1,466 211 - (43) (35) (23) (51) 6,159 710 5,363 10,422 6,382 6,548 6,465 6,170 9,413 10,820 11,851 11,591 $ 44,077 $ 43,887 $ 39,525 $ 49,602 (92) (144) (498) 882 292 2,531 256 457 673 686 622 553 140 118 57 (472) 654 1,827 566 (798) (198) 68 (114) (94) 188 - - - 164 457 155 170 43 89 109 141 - - - 1,385 - - - 265 $ 1,864 $ 5,632 $ 1,153 $ 2,489 $ 45,941 $ 49,519 $ 40,678 $ 52,091 FY17 1Q18 $ 15,343 7,500 74 (23) 10,060 5,990 10,355 $ 49,299 590 866 473 205 159 (390) - - 196 631 723 $ 3,453 $ 52,752 $ 48,886 29,360 7,103 (152) 22,654 25,565 43,675 $ 177,091 148 3,536 2,534 (157) 2,249 (338) 188 946 382 1,385 265 $ 11,138 $ 188,229

LTM Net Income to Pro Forma Adjusted EBITDA Commentary ( $ in 000s) (Unaudited) 1Q18 LTM 2017 2016 2015 A. Represents non-cash compensation expenses related to stock appreciation rights agreements $ 12,564 $ (11,697) B. Net Income (Loss) $ 55,066 $ 48,886 Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Add: Interest Expense Add: Write off of debt discount and deferred financing fees Less: Interest Income Add: Income Tax Expense Add: Depreciation Expense Add: Amortization Expense 29,283 1,751 (132) 26,555 25,173 44,617 29,360 7,103 (152) 22,654 25,565 43,675 37,418 - (928) 12,584 26,667 37,548 36,396 - (1,010) (6,626) 32,208 31,957 C. Represents non-cash equity-based compensation expense related to the issuance of stock options D. Represents non-recurring expenses related specifically to the AEA acquisition of GMS $ 125,853 $ 81,228 E. EBITDA $ 182,313 $ 177,091 Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation AEA transaction related costs Severance and other permitted costs Transaction costs (acquisition and other) (Gain) on disposal of assets AEA management fee Effects of fair value adjustments to inventory Secondary Public Offering Interest rate swap / cap mark-to-market Debt Related Costs Total Add-Backs F. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition 830 4,110 2,334 - (92) 1,754 (530) - 782 2,016 535 988 148 3,536 2,534 - (157) 2,249 (338) 188 946 1,385 382 265 1,988 880 2,699 - 379 3,751 (645) 2,250 1,009 2,268 1,859 6,455 837 413 1,891 1,089 2,250 5,012 (A) (B) (C) (D) (E) (F) (G) (H) (I) (J) (K) G. Represents management fees paid to AEA, which were discontinued after the IPO. 19 2,494 H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value $ 12,727 $ 11,138 $ 12,330 $ 24,568 I. Represents costs paid to third party advisors related to the secondary public offerings of our common stock Adjusted EBITDA $ 195,040 $ 188,229 $ 138,183 $ 105,796 Contributions from acquisitions Pro Forma Adjusted EBITDA 3,565 9,500 12,093 8,064 J. K. (L) Mark-to-market adjustments for certain financial instruments $ 198,605 $ 197,729 $ 150,276 $ 113,860 Represents costs paid to third party advisors related to debt refinancing activities. L. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition 11 Pro Forma Adjusted EBITDA Reconciliation

Net Income to Adjusted EBITDA Commentary ($ in 000s) (Unaudited) A. Represents compensation paid to certain executives who were majority owners prior to the AEA acquisition of GMS. Following the acquisition, these executives’ compensation agreements were amended and, going forward, GMS does not anticipate additional adjustments 2015 2014 (1) 2013 2012 $ (11,697) $(219,814) $(182,627) $ (7,830) Net income (loss) Income tax expense (benefit) Discountinued operations, net of tax Interest income Interest expense Change in fair value of mandatorily redeemable shares Depreciation expense Amortization expense (6,626) - (1,010) 36,396 - 32,208 31,957 (240) - (922) 7,180 200,004 16,042 2,556 11,534 - (798) 4,413 198,212 11,665 72 2,658 (362) (885) 2,966 8,952 7,840 732 B. Represents non-cash compensation expenses related to stock appreciation rights agreements C. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests D. Represents non-cash equity-based compensation expense related to the issuance of stock options E. Represents non-recurring expenses related specifically to the AEA acquisition of GMS $ 81,228 $ 4,806 $ 42,471 $ 14,071 EBITDA F. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Adjustments Executive compensation Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation AEA transaction related costs Severance costs and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee Effects of fair value adjustments to inventory Interest rate swap / cap mark-to-market Pension withdrawal Total Add-Backs $ - 2,268 1,859 6,455 837 413 1,891 1,089 2,250 5,012 2,494 - $ 2,447 1,368 3,028 28 67,964 - - (864) 188 8,289 (192) - $ 13,420 1,061 2,195 82 230 (30) - (2,231) - - 313 - $ 8,266 253 407 (154) 133 (205) - (556) - - - 10,179 (A) (B) (C) (D) (E) (F) (G) G. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition H. Represents management fees paid to AEA, which were discontinued after the IPO. (H) (I) (J) (K) I. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value 24,568 82,256 15,040 18,323 J. K. Mark-to-market adjustments for certain financial instruments Adjusted EBITDA $105,796 $ 87,062 $ 57,511 $ 32,394 Represents costs incurred in connection with withdrawal from a multi-employer pension plan (1) FY14 is comprised of 11 month period (predecessor) and one month period (successor) 12 Adjusted EBITDA Reconciliation

Quarterly Cash Flows ($ in millions) (Unaudited) Historical 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 Net income (loss) Non-cash changes Changes in primary working capital components: Trade accounts and notes receivable Inventories Accounts payable Cash provided by (used in) operating activities $ 9.2 (5.0) $ 17.2 11.5 $ 8.2 23.8 $ 14.3 30.1 $ 48.9 60.4 15.3 (2.8) (19.4) (17.1) 1.7 0.0 3.7 (1.1) 16.1 (12.3) (0.3) (17.2) 7.3 (4.1) (20.4) (18.4) (3.8) (12.9) (3.3) 9.5 (30.6) 31.3 35.6 30.4 66.7 5.9 Purchases of property and equipment Proceeds from sale of assets Purchase of financial instruments Acquisitions of businesses, net of cash acquired Cash (used in) provided by investing activities (2.6) 0.8 - (26.6) (2.4) 0.5 - (113.4) (1.9) 1.9 - (6.0) (4.2) 0.8 - (4.5) (11.1) 4.0 - (150.4) (5.5) 1.4 - (3.1) (28.3) (115.3) (6.0) (7.9) (157.5) (7.2) Cash provided by (used in) financing activities 49.7 90.5 (35.4) (18.5) 86.3 6.6 Increase (decrease) in cash and cash equivalents Balance, beginning of period Balance, end of period (9.2) 19.1 6.6 9.8 (5.8) 16.4 4.0 10.6 (4.5) 19.1 5.2 14.6 $ 9.8 $ 16.4 $ 10.6 $ 14.6 $ 14.6 19.8 Supplemental cash flow disclosures: Cash paid for income taxes Cash paid for interest $ $ 6.5 6.6 $ $ 24.3 6.6 $ $ 9.0 6.9 $ $ 9.3 6.4 $ $ 49.2 26.4 $ $ 1.8 6.8 13

SG&A Adjustments Table Commentary A. Represents non-cash compensation expenses related to stock appreciation rights agreements (Unaudited) ($ in millions) SG&A - Reported Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation Severance and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee Secondary Public Offering Debt Related Costs SG&A - Adjusted 1Q17 2Q17 3Q17 4Q17 1Q18 $ 135.1 $ 149.8 $ 147.3 $ 153.0 $ 156.1 B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests (A) (B) (C) (D) (E) 0.1 (0.3) (0.7) (0.1) (0.7) 0.2 (0.2) - - 0.1 (2.5) (0.7) (0.1) (1.8) (0.1) - - - 0.5 (0.3) (0.6) (0.1) (0.6) 0.1 - - - (0.9) (0.5) (0.6) 0.5 0.8 0.1 - (1.4) (0.3) (0.6) (0.9) (0.5) (0.2) (0.2) 0.4 - (0.6) (0.7) C. Represents non-cash equity-based compensation expense related to the issuance of stock options D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility (F) (G) (H) E. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition $ 133.4 $ 144.7 $ 146.4 $ 150.8 $ 152.8 F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May G. Represents costs paid to third party advisors related to the secondary public offerings of our common stock H. Represents costs paid to third party advisors related to debt refinancing activities. 14 FY2017 $ 585.1 (0.1) (3.5) (2.5) 0.2 (2.2) 0.3 (0.2) (1.4) (0.3) $ 575.3 GAAP SG&A Reconciliation

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